POWER OF ATTORNEY

The undersigned hereby appoints Derek Linde, General Counsel and Secretary of Viad Corp, Irma Villarreal, Assistant
General Counsel of Viad Corp, and Jon Massimino, Assistant
General Counsel of Viad Corp, each individually, as the
undersigned's true and lawful attorneys-in-fact to:

(1)  execute for and on behalf of the undersigned, in
the undersigned's capacity as a director of Viad Corp,
Forms 3, 4, and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;

(2)  do and perform any and all acts for and on behalf
of the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5, complete and
execute any amendment or amendments thereto, and timely
file such form with the United States Securities and
Exchange Commission and any stock exchange or similar
authority; and

(3)  take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being
understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to
this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact
may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact
full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be
done in the exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with
full power of substitution or revocation, hereby ratifying
and confirming all that such attorney-in-fact, or such
attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney
and the rights and powers herein granted.

The undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is Viad Corp
assuming, any of the undersigned's responsibilities to
comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by Viad Corp,
unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed as of this 18th day of August, 2020.

Signature:  /s/ Joshua Schechter
            --------------------
Print Name:  Joshua Schechter